PIMCO Funds Prospectus

Multi-Manager
Series

May 7, 1999

Share Classes

(Ins)  Institutional
(Adm)  Administrative

----------------------------------------------------------------------------
BLAIRLOGIE CAPITAL MANAGEMENT
International Fund

----------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT
Capital Appreciation Fund                 Small-Cap Growth Fund
Mid-Cap Growth Fund                       Micro-Cap Growth Fund

----------------------------------------------------------------------------
COLUMBUS CIRCLE INVESTORS
Core Equity Fund                          International Growth Fund
Mid-Cap Equity Fund

----------------------------------------------------------------------------
NFJ INVESTMENT GROUP
Equity Income Fund                        Value 25 Fund
Value Fund                                Small-Cap Value Fund

----------------------------------------------------------------------------
PIMCO EQUITY ADVISORS
Renaissance Fund                          Opportunity Fund
Growth Fund                               Innovation Fund
Target Fund

----------------------------------------------------------------------------
PARAMETRIC PORTFOLIO ASSOCIATES
Enhanced Equity Fund                      Tax-Efficient Structured Emerging
Tax-Efficient Equity Fund                  Markets Fund
Structured Emerging Markets Fund

----------------------------------------------------------------------------
MULTIPLE MANAGERS
Balanced Fund


                                                                  P I M C O
                                                                  ---------
                                                                      FUNDS

PIMCO Funds: Multi-Manager Series
Prospectus
May 7, 1999

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO Funds: Equity Advisors Series, is an open-end series management investment company ("mutual fund"). This Prospectus describes twenty-two separate diversified investment portfolios (the "Funds") of the Trust. Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and the Funds' Sub-Advisers.

This Prospectus describes two classes of shares which may be offered by each
Fund: the "Institutional Class" and the "Administrative Class." Through separate prospectuses, certain Funds may offer up to four additional classes of shares, Class A, Class B, Class C, and Class D shares. See "Other Information-- Multiple Classes of Shares."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated April 1, 1999, as revised May 7, 1999 and as further amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds. The Statement of Additional Information is available without charge and may be obtained by writing or calling:

                     PIMCO Funds
                     840 Newport Center Drive, Suite 300
                     Newport Beach, CA 92660
                     Telephone: 1-800-927-4648
                                1-800-987-4626 (PIMCO Infolink Audio Response
                                               Network).

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of principal.

2 PIMCO Funds: Multi-Manager Series

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   Prospectus Summary......................................................   4
   Expense Information.....................................................   9
   Financial Highlights....................................................  12
   Investment Objectives and Policies......................................  20
   Investment Restrictions.................................................  33
   Characteristics and Risks of Securities and Investment Techniques.......  35
   Management of the Trust.................................................  49
   Purchase of Shares......................................................  56
   Redemption of Shares....................................................  60
   Portfolio Transactions..................................................  63
   Net Asset Value.........................................................  64
   Dividends, Distributions and Taxes......................................  65
   Other Information.......................................................  67

                                                                    Prospectus 3

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes twenty-two separate diversified investment portfolios (the "Funds") offered by the Trust.

                               Funds at a Glance

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

Sub-Adviser and Fund     Investment Objective            Primary Investments
----------------------------------------------------------------------------------------
Blairlogie Capital
 Management
International            Seeks capital appreciation;     Invests primarily in common
                         income is incidental.           stocks of non-U.S. issuers.
----------------------------------------------------------------------------------------
Cadence Capital
 Management
Capital Appreciation     Seeks growth of capital.        Invests primarily in common
                                                         stocks of companies with market
                                                         capitalizations of at least $1
                                                         billion that have improving
                                                         fundamentals and whose stock is
                                                         reasonably valued by the
                                                         market.
----------------------------------------------------------------------------------------
Mid-Cap Growth           Seeks growth of capital.        Invests primarily in common
                                                         stocks of companies with market
                                                         capitalizations in excess of
                                                         $500 million that have
                                                         improving fundamentals and
                                                         whose stock is reasonably
                                                         valued by the market.
----------------------------------------------------------------------------------------
Small-Cap Growth         Seeks growth of capital.        Invests primarily in common
                                                         stocks of companies with market
                                                         capitalizations between $50
                                                         million and $1 billion that
                                                         have improving fundamentals and
                                                         whose stock is reasonably
                                                         valued by the market.
----------------------------------------------------------------------------------------
Micro-Cap Growth         Seeks long-term growth of       Invests primarily in common
                         capital.                        stocks of companies with market
                                                         capitalizations of less than
                                                         $100 million that have
                                                         improving fundamentals and
                                                         whose stock is reasonably
                                                         valued by the market.
----------------------------------------------------------------------------------------

                                                        (continued on next page)
4 PIMCO Funds: Multi-Manager Series

Sub-Adviser and Fund     Investment Objective            Primary Investments
----------------------------------------------------------------------------------------
Columbus Circle
 Investors
Core Equity              Seeks long-term growth of       Invests primarily in common
                         capital, with income as a       stocks of companies with market
                         secondary objective.            capitalizations in excess of $3
                                                         billion.
----------------------------------------------------------------------------------------
Mid-Cap Equity           Seeks long-term growth of       Invests primarily in common
                         capital.                        stocks of companies with market
                                                         capitalizations between $800
                                                         million and $3 billion.
----------------------------------------------------------------------------------------
International Growth     Seeks long-term capital         Invests primarily in an
                         appreciation.                   international portfolio of
                                                         equity and equity-related
                                                         securities.
----------------------------------------------------------------------------------------
NFJ Investment Group
Equity Income            Seeks current income as a       Invests primarily in common
                         primary investment objective,   stocks with below-average price
                         and long-term growth of capital to earnings ratios and higher
                         as a secondary objective.       dividend yields relative to
                                                         their industry groups.
----------------------------------------------------------------------------------------
Value                    Seeks long-term growth of       Invests primarily in common
                         capital and income.             stocks with below-average price
                                                         to earnings ratios relative to
                                                         their industry groups.
----------------------------------------------------------------------------------------
Value 25                 Seeks long-term growth of       Invests primarily in
                         capital and income.             approximately 25 common stocks
                                                         with medium market
                                                         capitalizations and that have
                                                         below-average price to earnings
                                                         ratios relative to their
                                                         industry groups.
----------------------------------------------------------------------------------------
Small-Cap Value          Seeks long-term growth of       Invests primarily in common
                         capital and income.             stocks of companies with market
                                                         capitalizations between $50
                                                         million and $1 billion and
                                                         below-average price to earnings
                                                         ratios relative to their
                                                         industry groups.
----------------------------------------------------------------------------------------
PIMCO Equity Advisors
Renaissance              Seeks long-term growth of       Invests primarily in common
                         capital and income.             stocks with below-average
                                                         valuations that have improving
                                                         business fundamentals.
----------------------------------------------------------------------------------------
Growth                   Seeks long-term growth of       Invests primarily in common
                         capital; income is incidental.  stocks of companies with market capitalizations of at least $5
                                                         billion.
----------------------------------------------------------------------------------------
Target                   Seeks capital appreciation; no  Invests primarily in common consideration given to income.  stocks of companies with market capitalizations of between $1
                                                         billion and $10 billion.
----------------------------------------------------------------------------------------
Opportunity              Seeks capital appreciation; no  Invests primarily in common consideration given to income.  stocks of companies with market capitalizations of less than $2
                                                         billion.
----------------------------------------------------------------------------------------
Innovation               Seeks capital appreciation; no  Invests primarily in common consideration given to income.  stocks of technology-related companies.
----------------------------------------------------------------------------------------

                                                        (continued on next page)

                                                                    Prospectus 5

Sub-Adviser and Fund     Investment Objective            Primary Investments
----------------------------------------------------------------------------------------
Parametric Portfolio
 Associates
Enhanced Equity          Seeks to provide a total return Invests primarily in common
                         which equals or exceeds the     stocks represented in the S&P
                         total return performance of an  500.
                         index representing the
                         performance of a reasonably
                         broad spectrum of common stocks
                         (currently the Standard &
                         Poor's 500 Composite Stock
                         Price Index (the "S&P 500")).
----------------------------------------------------------------------------------------
Tax-Efficient Equity     Seeks maximum after-tax growth  Invests primarily in a broadly
                         of capital.                     diversified portfolio of at
                                                         least 200 common stocks of
                                                         companies with larger market
                                                         capitalizations.
----------------------------------------------------------------------------------------
Structured Emerging      Seeks long-term growth of       Invests primarily in common
 Markets                 capital.                        stocks of companies located in
                                                         emerging market countries.
----------------------------------------------------------------------------------------
Tax-Efficient Structured Has the same investment         Invests primarily in common
 Emerging Markets        objective and policies as the   stocks of companies located in
                         Structured Emerging Markets     emerging market countries.
                         Fund, except that the Fund
                         seeks to achieve superior
                         after-tax returns for
                         shareholders by employing a
                         variety of tax-efficient
                         management strategies.
----------------------------------------------------------------------------------------
Multiple Managers
Balanced                 Seeks total return consistent   Invests in common stocks, fixed
                         with prudent investment         income securities and money
                         management.                     market instruments.
----------------------------------------------------------------------------------------

                      Investment Risks and Considerations

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Except for the Balanced Fund, all of the Funds invest primarily in common stock or other types of equity securities (the "Stock Funds"). Each of the International, International Growth, Renaissance, Growth, Target, Opportunity, and Innovation Funds may invest a portion of its assets in debt securities and may invest up to 100% of its assets in money market instruments for temporary defensive purposes. It is the policy of the other Stock Funds to be as fully invested as practicable in common stock, except that the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 5% of their assets in debt securities of emerging market issuers. These other Stock Funds may not invest in debt securities as a defensive investment posture (although they may invest in such securities to provide for payment of expenses and to meet redemption requests), and, therefore, may be more vulnerable to general declines in stock prices. For further information, see "Investment Objectives and Policies--Stock Funds."

  Certain of the Funds may invest in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to

6 PIMCO Funds: Multi-Manager Series
securities of U.S. issuers. Investments by certain Funds in securities of issuers based in countries with developing economies may pose political, currency, and market risks greater than, or in addition to, risks of investing in foreign developed countries. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

  Certain Funds may (but are not required to) use derivative instruments, including futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both institutional and retail investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO Advisors L.P. or its affiliates, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require liquidation of portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

                      Investment Adviser and Sub-Advisers

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Trust. PIMCO Advisors is one of the largest investment management firms in the U.S. As of March 31, 1999, PIMCO Advisors and its subsidiary partnerships had approximately $248.7 billion in assets under management. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors serves as the Sub-Adviser for the Renaissance, Growth, Target, Opportunity, and Innovation Funds. For all of the other Funds, the Adviser has engaged separate firms to serve as Sub-Advisers. These Sub-Advisers are Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence"), Columbus Circle Investors ("Columbus Circle"), NFJ Investment Group ("NFJ"), Pacific Investment Management Company ("Pacific Investment Management"), and Parametric Portfolio Associates ("Parametric"). Other than Blairlogie, each Sub-Adviser is an affiliate of PIMCO Advisors (each, an "affiliated Sub-Adviser"). Under the supervision of PIMCO Advisors, the Sub-Advisers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among common stock and fixed income securities and reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and to manage the investment of such assets. For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Adviser (and not the Funds or the Trust) compensates the Sub-Advisers it retains for the Funds out of its advisory fees. See "Management of the Trust."

                                                                    Prospectus 7

                               Purchase of Shares

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Fund pays service and/or distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Except with respect to shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds, shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge or other fee. A "Fund Reimbursement Fee" is normally charged on purchases of Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased. See "Purchase of Shares--Fund Reimbursement Fees." The minimum initial investment for shares of either class is $5 million, subject to certain exceptions described under "Purchase of Shares." Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the Micro-Cap Growth and Small-Cap Growth Funds are normally not available for purchase by new investors, although purchase orders may be accepted in certain circumstances. Existing shareholders may continue to invest in these Funds. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares."

                           Redemptions and Exchanges

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost (except as noted below) at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged without cost (except as noted below) on the basis of relative net asset values for shares of the same class of any other Fund or other series of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. See "Redemption of Shares."

  A Fund Reimbursement Fee is normally charged on redemptions and exchanges involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares redeemed or exchanged. See "Redemption of Shares."

8 PIMCO Funds: Multi-Manager Series

                              EXPENSE INFORMATION

Shareholder Transaction Expenses (Institutional Class and Administrative
Class):

  Sales Load Imposed on Purchases....................................... None
  Sales Load Imposed on Reinvested Dividends............................ None
  Redemption Fee........................................................ None
  Exchange Fee.......................................................... None
  Fund Reimbursement Fee Imposed on Purchases, Redemptions and
   Exchanges:
   Structured Emerging Markets and Tax-Efficient Structured Emerging
    Markets Funds....................................................... 1.00%*
   All Other Funds...................................................... None

   * Unless a waiver applies, investors are charged a "Fund Reimbursement Fee" in connection with purchases and redemptions involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased or redeemed. The fee also applies to exchanges involving these Funds. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares."

Annual Fund Operating Expenses (as a percentage of average daily net assets):

                                               Advisory Administrative  Total
   Institutional Class Shares                    Fee         Fee       Expenses
   --------------------------                  -------- -------------- --------
   International Fund.........................   0.55%       0.50%       1.05%
   Capital Appreciation Fund..................   0.45        0.25        0.70
   Mid-Cap Growth Fund........................   0.45        0.25        0.70
   Small-Cap Growth Fund......................   1.00        0.25        1.25
   Micro-Cap Growth Fund......................   1.25        0.25        1.50
   Core Equity Fund...........................   0.57        0.25        0.82
   Mid-Cap Equity Fund........................   0.63        0.25        0.88
   International Growth Fund..................   0.85        0.50        1.35
   Equity Income Fund.........................   0.45        0.25        0.70
   Value Fund.................................   0.45        0.25        0.70
   Value 25 Fund..............................   0.50        0.25        0.75
   Small-Cap Value Fund.......................   0.60        0.25        0.85
   Renaissance Fund...........................   0.60        0.25        0.85
   Growth Fund................................   0.50        0.25        0.75
   Target Fund................................   0.55        0.25        0.80
   Opportunity Fund...........................   0.65        0.25        0.90
   Innovation Fund............................   0.65        0.25        0.90
   Enhanced Equity Fund.......................   0.45        0.25        0.70
   Tax-Efficient Equity Fund..................   0.45        0.25        0.70
   Structured Emerging Markets Fund...........   0.45        0.50        0.95
   Tax-Efficient Structured Emerging Markets
    Fund......................................   0.45        0.50        0.95
   Balanced Fund..............................   0.45        0.25        0.70

                                                               Service/
                                       Advisory Administrative  12b-1    Total
   Administrative Class Shares           Fee         Fee         Fee    Expenses
   ---------------------------         -------- -------------- -------- --------
   International Fund.................   0.55%       0.50%       0.25%    1.30%
   Capital Appreciation Fund..........   0.45        0.25        0.25     0.95
   Mid-Cap Growth Fund................   0.45        0.25        0.25     0.95
   Small-Cap Growth Fund..............   1.00        0.25        0.25     1.50
   Micro-Cap Growth Fund..............   1.25        0.25        0.25     1.75
   Core Equity Fund...................   0.57        0.25        0.25     1.07
   Mid-Cap Equity Fund................   0.63        0.25        0.25     1.13
   International Growth Fund..........   0.85        0.50        0.25     1.60
   Equity Income Fund ................   0.45        0.25        0.25     0.95
   Value Fund.........................   0.45        0.25        0.25     0.95
   Value 25 Fund......................   0.50        0.25        0.25     1.00
   Small-Cap Value Fund...............   0.60        0.25        0.25     1.10

                                                                    Prospectus 9

                                                              Service/
                                      Advisory Administrative  12b-1    Total
   Administrative Class Shares          Fee         Fee         Fee    Expenses
   ---------------------------        -------- -------------- -------- --------
   Renaissance Fund..................   0.60%       0.25%       0.25%    1.10%
   Growth Fund.......................   0.50        0.25        0.25     1.00
   Target Fund.......................   0.55        0.25        0.25     1.05
   Opportunity Fund..................   0.65        0.25        0.25     1.15
   Innovation Fund...................   0.65        0.25        0.25     1.15
   Enhanced Equity Fund..............   0.45        0.25        0.25     0.95
   Tax-Efficient Equity Fund.........   0.45        0.25        0.25     0.95
   Structured Emerging Markets Fund..   0.45        0.50        0.25     1.20
   Tax-Efficient Structured Emerging
    Markets Fund.....................   0.45        0.50        0.25     1.20
   Balanced Fund.....................   0.45        0.25        0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."

Example of Fund Expenses:
  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   Institutional Class Shares                   1 year 3 years 5 years 10 years
   --------------------------                   ------ ------- ------- --------
   International Fund..........................  $11     $33     $58     $128
   Capital Appreciation Fund...................    7      22      39       87
   Mid-Cap Growth Fund.........................    7      22      39       87
   Small-Cap Growth Fund.......................   13      40      69      151
   Micro-Cap Growth Fund.......................   15      47      82      179
   Core Equity Fund............................    8      26      46      101
   Mid-Cap Equity Fund.........................    9      28      49      108
   International Growth Fund...................   14      43      74      162
   Equity Income Fund..........................    7      22      39       87
   Value Fund..................................    7      22      39       87
   Value 25 Fund...............................    8      24      42       93
   Small-Cap Value Fund........................    9      27      47      105
   Renaissance Fund............................    9      27      47      105
   Growth Fund.................................    8      24      42       93
   Target Fund.................................    8      26      44       99
   Opportunity Fund............................    9      29      50      111
   Innovation Fund.............................    9      29      50      111
   Enhanced Equity Fund........................    7      22      39       87
   Tax-Efficient Equity Fund...................    7      22      39       87
   Structured Emerging Markets Fund*...........   29      50      72      135
   Tax-Efficient Structured Emerging Markets
    Fund*......................................   29      50      72      135
   Balanced Fund...............................    7      22      39       87
   Administrative Class Shares                  1 year 3 years 5 years 10 years
   ---------------------------                  ------ ------- ------- --------
   International Fund..........................  $13     $41     $71     $157
   Capital Appreciation Fund...................   10      30      53      117
   Mid-Cap Growth Fund.........................   10      30      53      117
   Small-Cap Growth Fund.......................   15      47      82      179
   Micro-Cap Growth Fund.......................   18      55      95      206

10 PIMCO Funds: Multi-Manager Series

   Administrative Class Shares                  1 year 3 years 5 years 10 years
   ---------------------------                  ------ ------- ------- --------
   Core Equity Fund............................  $11     $34     $59     $131
   Mid-Cap Equity Fund ........................   12      36      62      137
   International Growth Fund...................   16      50      87      190
   Equity Income Fund..........................   10      30      53      117
   Value Fund..................................   10      30      53      117
   Value 25 Fund...............................   10      32      55      122
   Small-Cap Value Fund........................   11      35      61      134
   Renaissance Fund............................   11      35      61      134
   Growth Fund.................................   10      32      55      122
   Target Fund.................................   11      33      58      128
   Opportunity Fund............................   12      37      63      140
   Innovation Fund.............................   12      37      63      140
   Enhanced Equity Fund........................   10      30      53      117
   Tax-Efficient Equity Fund...................   10      30      53      117
   Structured Emerging Markets Fund*...........   32      58      85      164
   Tax-Efficient Structured Emerging Markets
    Fund*......................................   32      58      85      164
   Balanced Fund...............................   10      30      53      117

   * The Examples for the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds assume the payment of a Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares." Assuming there is no redemption at the end of the time periods listed, the Examples for 1, 3, 5, and 10 years, respectively, for the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds would be as follows: Institutional Class Shares--$20, $40, $62, and $125; and Administrative Class Shares--$22, $48, $75, and $154.

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Fund's current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
                                                                   Prospectus 11

                              FINANCIAL HIGHLIGHTS
The financial highlights set forth on the following pages present certain information and ratios as well as performance information for the Funds that were operational during the periods listed. Certain information provided below for periods through June 30, 1998 is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Institutional Class and Administrative Class shares) and has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in such Annual Report. Information for the periods ended December 31, 1998 is included in the December 31, 1998 PIMCO Funds Semi-Annual Report (relating to Institutional Class and Administrative Class shares) and is unaudited. The Annual Report and Semi-Annual Report are incorporated by reference in the Statement of Additional Information and may be obtained from the Trust without charge. Financial statements and related notes are also incorporated by reference in the Statement of Additional Information. The Growth, Target, Opportunity, and Innovation Funds did not offer Institutional or Administrative Class Shares during the reporting periods. Prior to November 1, 1995, the fiscal year end for each Fund listed below was October 31.

  Selected data for a share outstanding throughout each period:

                      Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
                        Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
                      Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
                      of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
----------------------------------------------------------------------------------------------------------------
International Fund
 Institutional Class
  09/30/98-12/31/98 +  $10.47      $(0.01)(a)      $1.73 (a)     $1.72     $  0.00       $0.00        $(1.15)
 Administrative Class
  09/30/98-12/31/98 +   10.47       (0.01)(a)       1.69 (a)     $1.68        0.00        0.00         (1.15)
Capital Appreciation
 Fund
 Institutional Class
  12/31/98 +           $26.13      $ 0.09 (a)      $0.52 (a)     $0.61     $ (0.15)      $0.00        $(1.65)
  06/30/98              21.19        0.15 (a)       6.59 (a)      6.74       (0.12)       0.00         (1.68)
  06/30/97              18.10        0.24           5.08          5.32       (0.10)       0.00         (2.13)
  11/01/95-06/30/96     16.94        0.35           1.99          2.34       (0.15)       0.00         (1.03)
  10/31/95              13.34        0.18           3.60          3.78       (0.18)       0.00          0.00
  10/31/94              13.50        0.14          (0.12)         0.02       (0.14)       0.00         (0.04)
  10/31/93              11.27        0.11           2.73          2.84       (0.11)       0.00         (0.50)
  10/31/92              11.02        0.14           1.05          1.19       (0.14)       0.00         (0.72)
  03/08/91-10/31/91     10.00        0.09           1.02          1.11       (0.09)       0.00          0.00
 Administrative Class
  12/31/98 +            25.99        0.06 (a)       0.52 (a)      0.58       (0.13)       0.00         (1.65)
  06/30/98              21.16        0.10 (a)       6.55 (a)      6.65       (0.14)       0.00         (1.68)
  07/31/96-06/30/97     17.19        0.16           6.03          6.19       (0.09)       0.00         (2.13)
Mid-Cap Growth Fund
 Institutional Class
  12/31/98 +           $24.09      $ 0.05 (a)      $0.07 (a)     $0.12     $ (0.02)      $0.00        $(1.07)
  06/30/98              20.28        0.11 (a)       5.11 (a)      5.22       (0.07)      (0.01)        (1.33)
  06/30/97              19.44       (0.07)          5.25          5.18       (0.05)       0.00         (4.29)
  11/01/95-06/30/96     18.16        0.32           1.53          1.85       (0.14)       0.00         (0.43)
  10/31/95              13.97        0.07           4.19          4.26       (0.07)       0.00          0.00
  10/31/94              13.97        0.06           0.01          0.07       (0.06)       0.00         (0.01)
  10/31/93              11.29        0.07           2.70          2.77       (0.07)       0.00         (0.02)
  10/31/92              10.28        0.10           1.03          1.13       (0.10)       0.00          0.00
  08/26/91-10/31/91     10.00        0.02           0.27          0.29       (0.01)       0.00          0.00
 Administrative Class
  12/31/98 +            23.96        0.03 (a)       0.11 (a)      0.14       (0.01)       0.00         (1.07)
  06/30/98              20.24        0.05 (a)       5.08 (a)      5.13       (0.07)      (0.01)        (1.33)
  06/30/97              19.44       (0.13)          5.25          5.12       (0.03)       0.00         (4.29)
  11/01/95-06/30/96     18.17        0.28           1.53          1.81       (0.11)       0.00         (0.43)
  11/30/94-10/31/95     13.31        0.03           4.85          4.88       (0.02)       0.00          0.00

--------
 +Unaudited
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (i)Formerly the Blairlogie International Active Fund.

12 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(1.15)     $11.04      16.93%      $  1,168       1.27%*       (0.46)%*        17%
     0.00           0.00        0.00       (1.15)      11.00      16.54          9,978       1.39*        (0.48)*         17
    $0.00         $ 0.00       $0.00      $(1.80)     $24.94       2.74%      $712,374       0.71%*        0.74%*         62%
     0.00           0.00        0.00       (1.80)      26.13      32.97        805,856       0.71          0.64           75
     0.00           0.00        0.00       (2.23)      21.19      31.52        536,187       0.71          1.02           87
     0.00           0.00        0.00       (1.18)      18.10      14.65        348,728       0.70*         1.33*          73
     0.00           0.00        0.00       (0.18)      16.94      28.47        236,220       0.70          1.22           83
     0.00           0.00        0.00       (0.18)      13.34       0.15        165,441       0.70          1.17           77
     0.00           0.00        0.00       (0.61)      13.50      25.30         84,990       0.70          0.94           81
     0.00          (0.08)       0.00       (0.94)      11.27      10.75         36,334       0.70          1.13          134
     0.00           0.00        0.00       (0.09)      11.02      11.19         18,813       0.75*         1.55*          41
     0.00           0.00        0.00       (1.78)      24.79       2.64        203,574       0.95*         0.49*          62
     0.00           0.00        0.00       (1.82)      25.99      32.55        132,384       0.96          0.39           75
     0.00           0.00        0.00       (2.22)      21.16      38.26          3,115       0.96*         0.66*          87
    $0.00         $ 0.00       $0.00      $(1.09)     $23.12       0.81%      $518,586       0.71%*        0.49%*         45%
     0.00           0.00        0.00       (1.41)      24.09      26.16        437,985       0.71          0.46           66
     0.00           0.00        0.00       (4.34)      20.28      30.58        291,374       0.71          0.53           82
     0.00           0.00        0.00       (0.57)      19.44      10.37        231,011       0.70*         1.11*          79
     0.00           0.00        0.00       (0.07)      18.16      30.54        189,320       0.70          0.43           78
     0.00           0.00        0.00       (0.07)      13.97       0.58        121,791       0.70          0.45           61
     0.00           0.00        0.00       (0.09)      13.97      24.57         67,625       0.70          0.56           98
     0.00          (0.02)       0.00       (0.12)      11.29      10.91         21,213       0.70          0.87           66
     0.00           0.00        0.00       (0.01)      10.28       2.98          2,748       0.82*         0.92*          13
     0.00           0.00        0.00       (1.08)      23.02       0.93        107,131       0.96*         0.24*          45
     0.00           0.00        0.00       (1.41)      23.96      25.75         73,614       0.95          0.22           66
     0.00           0.00        0.00       (4.32)      20.24      30.23          2,066       0.96          0.28           82
     0.00           0.00        0.00       (0.54)      19.44      10.17          1,071       0.95*         0.89*          79
     0.00           0.00        0.00       (0.02)      18.17      36.64            892       0.94*         0.23*          72

                                                                   Prospectus 13


                       Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
                         Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
                       Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
                       of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
-----------------------------------------------------------------------------------------------------------------
Small-Cap Growth Fund
 Institutional Class
  12/31/98 +            $14.01      $(0.01)(a)      $(1.88)(a)   $(1.89)     $0.00       $  0.00      $  (0.47)
  06/30/98               13.40       (0.03)(a)        2.52 (a)     2.49       0.00          0.00         (1.88)
  06/30/97               20.83       (0.01)(a)        3.17 (a)     3.16       0.00          0.00        (10.59)
  11/01/95-06/30/96      21.02        2.02           (0.61)        1.41       0.00          0.00         (1.60)
  10/31/95               19.38       (0.05)           3.12         3.07       0.00          0.00         (1.43)
  10/31/94               19.15       (0.02)           0.89         0.87       0.00          0.00         (0.64)
  10/31/93               15.80       (0.06)           6.19         6.13       0.00          0.00         (2.78)
  10/31/92               14.87        0.01            1.50         1.51      (0.01)         0.00         (0.57)
  01/07/91-10/31/91      10.00        0.02            5.03         5.05      (0.02)         0.00         (0.16)
 Administrative Class
  12/31/98 +             13.97       (0.02)(a)       (1.89)(a)    (1.91)      0.00          0.00         (0.47)
  06/30/98               13.41        0.07 (a)        2.51 (a)     2.44       0.00          0.00         (1.88)
  06/30/97               20.82       (0.06)(a)        3.24 (a)     3.18       0.00          0.00        (10.59)
  11/01/95-06/30/96      21.01        2.02 (a)       (0.61)(a)     1.41       0.00          0.00         (1.60)
  09/27/95-10/31/95      21.90       (0.02)          (0.87)       (0.89)      0.00          0.00          0.00
Micro-Cap Growth Fund
 Institutional Class
  12/31/98 +            $23.66      $(0.06)(a)      $(3.09)(a)   $(3.15)     $0.00       $  0.00      $  (0.63)
  06/30/98               19.85       (0.11)(a)        6.54 (a)     6.43       0.00          0.00         (2.62)
  06/30/97               18.47        0.00            3.41         3.41       0.00          0.00         (2.03)
  11/01/95-06/30/96      15.38        0.00            3.43         3.43       0.00          0.00         (0.34)
  10/31/95               11.87       (0.04)           3.55         3.51       0.00          0.00          0.00
  10/31/94               11.06       (0.03)           0.84         0.81       0.00          0.00          0.00
  06/25/93-10/31/93      10.00        0.00            1.07         1.07       0.00          0.00          0.00
 Administrative Class
  12/31/98 +             23.52       (0.09)(a)       (3.07)(a)    (3.16)      0.00          0.00         (0.63)
  06/30/98               19.78       (0.17)(a)        6.53 (a)     6.36       0.00          0.00         (2.62)
  06/30/97               18.46       (0.06)           3.41         3.35       0.00          0.00         (2.03)
  04/01/96-06/30/96      16.73        0.03            1.70         1.73       0.00          0.00          0.00
Core Equity Fund
 Institutional Class
  12/31/98 +            $20.39      $ 0.01 (a)      $ 2.11 (a)   $ 2.12      $0.00       $  0.00      $  (0.73)
  06/30/98               15.55        0.03 (a)        6.11 (a)     6.14       0.00          0.00         (1.30)
  06/30/97               13.55        0.03 (a)        2.78 (a)     2.81      (0.02)         0.00         (0.79)
  11/01/95-06/30/96      12.72        0.51            0.65         1.16      (0.04)        (0.01)        (0.28)
  12/28/94-10/31/95      10.00        0.07            2.71         2.78      (0.06)         0.00          0.00
 Administrative Class
  12/31/98 +             20.32       (0.02)(a)        2.06 (a)     2.04       0.00          0.00         (0.73)
  06/30/98               15.53        0.01 (a)        6.10 (a)     6.09       0.00          0.00         (1.30)
  06/30/97               13.56        0.00 (a)        2.77 (a)     2.77      (0.01)         0.00         (0.79)
  11/01/95-06/30/96      12.73        0.49            0.65         1.14      (0.02)        (0.01)        (0.28)
  05/31/95-10/31/95      11.45        0.02            1.28         1.30      (0.02)         0.00          0.00
Mid-Cap Equity Fund
 Institutional Class
  12/31/98 +            $13.53      $(0.01)(a)      $ 1.03 (a)   $ 1.02      $0.00       $  0.00      $  (0.65)
  06/30/98               14.04       (0.03)(a)        3.61 (a)     3.58       0.00          0.00         (4.09)
  06/30/97               14.66       (0.06)(a)        1.31 (a)     1.25       0.00          0.00         (1.87)
  11/01/95-06/30/96      12.92        0.49            1.62         2.11       0.00          0.00         (0.37)
  12/28/94-10/31/95      10.00        0.02            2.92         2.94      (0.02)         0.00          0.00
 Administrative Class
  12/31/98 +             13.50       (0.02)(a)        1.02 (a)     1.00       0.00          0.00         (0.65)
  08/21/97-06/30/98      15.27       (0.05)(a)        2.37 (a)     2.32       0.00          0.00         (4.09)

--------
 +Unaudited
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.

14 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00          $0.00      $ 0.00      $ (0.47)    $11.65      (13.21)%    $ 59,907       1.26%*       (0.09)%         48%
     0.00           0.00        0.00        (1.88)     14.01       19.33        47,641       1.26         (0.20)          77
     0.00           0.00        0.00       (10.59)     13.40       22.82        33,390       1.32         (0.05)         129
     0.00           0.00        0.00        (1.60)     20.83        7.22        32,954       1.25*        (0.20)*         59
     0.00           0.00        0.00        (1.43)     21.02       17.39        73,977       1.25         (0.27)          86
     0.00           0.00        0.00        (0.64)     19.38        4.62        50,425       1.25         (0.33)          66
     0.00           0.00        0.00        (2.78)     19.15       38.80        43,308       1.25         (0.35)          62
     0.00           0.00        0.00        (0.58)     15.80       10.20        33,734       1.25          0.09           66
     0.00           0.00        0.00        (0.18)     14.87       50.68        33,168       1.29*         0.11*          48
     0.00           0.00        0.00        (0.47)     11.59      (13.39)        1,383       1.51*        (0.34)*         48
     0.00           0.00        0.00        (1.88)     13.97       18.90           981       1.49         (0.51)          77
     0.00           0.00        0.00       (10.59)     13.41       23.12             1       1.54         (0.36)         129
     0.00           0.00        0.00        (1.60)     20.82        7.18           112       1.50*        (0.41)*         59
     0.00           0.00        0.00         0.00      21.01       (5.34)          544       1.60*        (0.82)*          9
    $0.00          $0.00      $ 0.00      $ (0.63)    $19.88      (13.18)%    $258,983       1.51%*       (0.64)%*        37%
     0.00           0.00        0.00        (2.62)     23.66       33.95       257,842       1.51         (0.50)          72
     0.00           0.00        0.00        (2.03)     19.85       20.05       164,139       1.52         (0.49)          84
     0.00           0.00        0.00        (0.34)     18.47       22.64        83,973       1.50*        (0.45)*         54
     0.00           0.00        0.00         0.00      15.38       29.54        69,775       1.50         (0.37)          87
     0.00           0.00        0.00         0.00      11.87        7.31        32,605       1.50         (0.25)          59
     0.00           0.00       (0.01)       (0.01)     11.06       10.81        10,827       1.50*        (0.02)*         16
     0.00           0.00        0.00        (0.63)     19.73      (13.30)        2,709       1.76*        (0.90)*         37
     0.00           0.00        0.00        (2.62)     23.52       33.70         4,779       1.76         (0.74)          72
     0.00           0.00        0.00        (2.03)     19.78       19.72         2,116       1.77         (0.74)          84
     0.00           0.00        0.00         0.00      18.46       10.34           566       1.73*        (0.74)*         54
    $0.00          $0.00      $ 0.00      $ (0.73)    $21.78       10.69%     $  1,775       0.83%*        0.06%*         50%
     0.00           0.00        0.00        (1.30)     20.39       41.83         1,915       0.83          0.20          120
     0.00           0.00        0.00        (0.81)     15.55       21.59         6,444       0.87          0.23          139
     0.00           0.00        0.00        (0.33)     13.55        9.41        10,452       0.82*         0.53*          73
     0.00           0.00        0.00        (0.06)     12.72       27.86         7,791       0.82*         0.79*         123
     0.00           0.00        0.00        (0.73)     21.63       10.33       168,569       1.08*        (0.19)*         50
     0.00           0.00        0.00        (1.30)     20.32       41.54       128,666       1.08         (0.07)         120
     0.00           0.00        0.00        (0.80)     15.53       21.20        29,332       1.13         (0.03)         139
     0.00           0.00        0.00        (0.31)     13.56        9.23        33,575       1.07*         0.28 *         73
     0.00           0.00        0.00        (0.02)     12.73       11.34        24,645       1.06*         0.34 *         58
    $0.00          $0.00      $ 0.00      $ (0.65)    $13.90        8.10%     $  9,254       0.89%*       (0.09)%*       136%
     0.00           0.00        0.00        (4.09)     13.53       30.40         8,488       0.89         (0.25)         268
     0.00           0.00        0.00        (1.87)     14.04        9.61         7,591       1.15         (0.43)         202
     0.00           0.00        0.00        (0.37)     14.66       16.72         8,378       0.88*        (0.32)*         97
     0.00           0.00        0.00        (0.02)     12.92       29.34         8,357       0.88*         0.24*         132
     0.00           0.00        0.00        (0.65)     13.85        7.97         3,924       1.14*        (0.34)*        136
     0.00           0.00        0.00        (4.09)     13.50       19.65         2,371       1.13*        (0.49)*        268

                                                                   Prospectus 15


                      Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
                        Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
                      Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
                      of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
----------------------------------------------------------------------------------------------------------------
International Growth
 Fund
 Institutional Class
  12/31/98 +           $13.55      $(0.03)(a)      $ 0.36 (a)   $ 0.33      $(0.02)      $0.00        $(1.03)
  12/31/97-06/30/98     10.00        0.00 (a)        3.55 (a)     3.55        0.00        0.00          0.00
Equity Income Fund
 Institutional Class
  12/31/98 +           $16.09      $ 0.22 (a)      $(0.04)(a)   $ 0.18      $(0.20)      $0.00        $(1.76)
  06/30/98              15.41        0.44 (a)        2.75 (a)     3.19       (0.42)       0.00         (2.09)
  06/30/97              14.36        0.40            3.17         3.57       (0.55)       0.00         (1.97)
  11/01/95-06/30/96     13.09        0.78            1.31         2.09       (0.34)       0.00         (0.48)
  10/31/95              11.75        0.46            1.67         2.13       (0.46)       0.00         (0.33)
  10/31/94              11.95        0.42           (0.16)        0.26       (0.42)       0.00         (0.04)
  10/31/93              10.92        0.40            1.40         1.80       (0.40)       0.00         (0.37)
  10/31/92              10.77        0.45            0.93         1.38       (0.43)       0.00         (0.57)
  03/08/91-10/31/91     10.00        0.24            0.92         1.16       (0.24)       0.00         (0.15)
 Administrative Class
  12/31/98 +            16.08        0.20 (a)       (0.03)(a)     0.17       (0.19)       0.00         (1.76)
  06/30/98              15.40        0.40 (a)        2.75 (a)     3.15       (0.38)       0.00         (2.09)
  06/30/97              14.35        0.27            3.26         3.53       (0.51)       0.00         (1.97)
  11/01/95-06/30/96     13.13        0.75            1.31         2.06       (0.36)       0.00         (0.48)
  11/30/94-10/31/95     11.12        0.39            2.35         2.74       (0.40)       0.00         (0.33)
Value Fund (ii)
 Institutional Class
  12/31/98 +           $15.66      $ 0.14 (a)      $ 0.05 (a)   $ 0.19      $(0.13)       0.00        $(1.72)
  06/30/98              14.81        0.25 (a)        2.47 (a)     2.72       (0.24)       0.00         (1.63)
  06/30/97              12.46        1.05            2.11         3.16       (0.31)       0.00         (0.50)
  11/01/95-06/30/96     12.53        0.25            1.62         1.87       (0.17)       0.00         (1.77)
  10/31/95              11.55        0.30            2.18         2.48       (0.30)       0.00         (1.20)
  10/31/94              11.92        0.30           (0.28)        0.02       (0.29)       0.00         (0.10)
  10/31/93              10.05        0.28            2.36         2.64       (0.28)       0.00         (0.49)
  12/30/91-10/31/92     10.00        0.24            0.23         0.47       (0.24)       0.00         (0.18)
 Administrative Class
  12/31/98 +            15.65        0.12 (a)        0.03 (a)     0.15       (0.11)       0.00         (1.72)
  08/21/97-06/30/98     15.66        0.19 (a)        1.65 (a)     1.84       (0.22)       0.00         (1.63)
Value 25 Fund
 Institutional Class
  07/10/98-12/31/98 +  $10.00      $(0.16)(a)      $(1.35)(a)   $(1.51)     $ 0.00       $0.00        $ 0.00
Small-Cap Value Fund
 Institutional Class
  12/31/98 +           $17.68      $00.15 (a)      $(1.83)(a)   $(1.68)     $(0.21)      $0.00        $(0.45)
  06/30/98              15.78        0.29 (a)        2.50 (a)     2.79       (0.13)       0.00         (0.76)
  06/30/97              14.20        0.46            3.63         4.09       (0.13)       0.00         (2.38)
  11/01/95-06/30/96     13.10        0.56            1.49         2.05       (0.21)       0.00         (0.74)
  10/31/95              12.07        0.28            1.92         2.20       (0.28)       0.00         (0.89)
  10/31/94              12.81        0.29           (0.65)       (0.36)      (0.29)       0.00         (0.09)
  10/31/93              10.98        0.24            2.33         2.57       (0.24)       0.00         (0.50)
  10/31/92              10.09        0.22            1.17         1.39       (0.22)       0.00         (0.24)
  10/01/91-10/31/91     10.00        0.02            0.10         0.12       (0.03)       0.00          0.00
 Administrative Class
  12/31/98 +            17.63        0.14 (a)       (1.83)(a)    (1.69)      (0.20)       0.00         (0.45)
  06/30/98              15.76        0.25 (a)        2.49 (a)     2.74       (0.11)       0.00         (0.76)
  06/30/97              14.20        0.38            3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96     13.16        0.54            1.43         1.97       (0.19)       0.00         (0.74)

--------
 +Unaudited
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (ii)Formerly the NFJ Diversified Low P/E Fund.

16 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(1.05)     $12.83        2.88%     $  6,464       1.42%*       (0.53)%*       115%
     0.00           0.00        0.00        0.00       13.55       35.50         6,822       1.36*         0.08*          60
    $0.00         $ 0.00       $0.00      $(1.96)     $14.31        1.51 %    $131,474       0.71%*        2.86%*         38%
     0.00           0.00        0.00       (2.51)      16.09       21.84       138,650       0.71          2.71           45
     0.00           0.00        0.00       (2.52)      15.41       27.67       121,138       0.72          3.03           45
     0.00           0.00        0.00       (0.82)      14.36       16.35       116,714       0.70*         3.41 *         52
     0.00           0.00        0.00       (0.79)      13.09       19.36       118,015       0.70          3.83           46
     0.00           0.00        0.00       (0.46)      11.75        2.25        92,365       0.70          3.77           36
     0.00           0.00        0.00       (0.77)      11.95       16.65        67,854       0.70          3.55           39
     0.00          (0.23)       0.00       (1.23)      10.92       12.89        30,506       0.70          3.83           47
     0.00           0.00        0.00       (0.39)      10.77       11.81        15,628       0.74*         4.18*          62
     0.00           0.00        0.00       (1.95)      14.30        1.39        10,733       0.96*         2.59*          38
     0.00           0.00        0.00       (2.47)      16.08       21.58        11,699       0.96          2.45           45
     0.00           0.00        0.00       (2.48)      15.40       27.40         8,145       0.97          2.79           45
     0.00           0.00        0.00       (0.84)      14.35       16.08         6,097       0.95*         3.19 *         52
     0.00           0.00        0.00       (0.73)      13.13       25.69           140       0.95*         3.43 *         43
    $0.00         $ 0.00       $0.00      $(1.85)     $14.00        1.69%     $ 90,942       0.71%*        1.85%*         47%
     0.00           0.00        0.00       (1.87)      15.66       19.35        83,219       0.71          1.59           77
     0.00           0.00        0.00       (0.81)      14.81       26.38        74,613       0.73          2.02           71
     0.00           0.00        0.00       (1.94)      12.46       16.24        52,727       0.70*         2.40*          29
     0.00           0.00        0.00       (1.50)      12.53       24.98        14,443       0.70          2.50           71
     0.00           0.00        0.00       (0.39)      11.55        0.15        15,442       0.70          2.34           44
     0.00           0.00        0.00       (0.77)      11.92       26.35        22,930       0.70          2.43           28
     0.00           0.00        0.00       (0.42)      10.05        4.68        18,083       0.70*         2.57*          73
     0.00           0.00        0.00       (1.83)      13.97        1.46        15,735       0.96*         1.62*          47
     0.00           0.00        0.00       (1.85)      15.65       12.71        10,349       0.96*         1.40*          77
    $0.00         $ 0.00       $0.00      $ 0.00      $ 8.49      (14.51)%    $    160       0.75%*       (3.97)%*        35%
    $0.00         $ 0.00       $0.00      $(0.66)     $15.34       (9.31)%    $ 59,431       0.86%*        1.99%*         24%
     0.00           0.00        0.00       (0.89)      17.68       17.77        47,432       0.85          1.65           41
     0.00           0.00        0.00       (2.51)      15.78       31.99        34,639       0.90          1.92           48
     0.00           0.00        0.00       (0.95)      14.20       16.35        29,017       0.85*         2.12*          35
     0.00           0.00        0.00       (1.17)      13.10       19.88        35,093       0.85          2.25           50
     0.00           0.00        0.00       (0.38)      12.07       (2.89)       31,236       0.85          2.23           48
     0.00           0.00        0.00       (0.74)      12.81       23.60        46,523       0.85          2.05           42
     0.00          (0.04)       0.00       (0.50)      10.98       13.75        18,261       0.85          2.16           27
     0.00           0.00        0.00       (0.03)      10.09        1.19         5,060       1.09*         3.06*           0
     0.00           0.00        0.00       (0.65)      15.29       (9.43)       19,175       1.10*         1.78*          24
     0.00           0.00        0.00       (0.87)      17.63       17.41        10,751       1.10          1.39           41
     0.00           0.00        0.00       (2.50)      15.76       31.70         5,916       1.16          1.68           48
     0.00           0.00        0.00       (0.93)      14.20       15.64         4,433       1.10*         1.86*          35

                                                                   Prospectus 17


                          Net Asset               Net Realized/     Total    Dividends  Dividends in  Distributions
                            Value        Net        Unrealized   Income from  from Net  Excess of Net   from Net
                          Beginning  Investment   Gain (Loss) on Investment  Investment  Investment     Realized
                          of Period Income (Loss)  Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Renaissance Fund
 Institutional Class
  12/31/98 +               $19.07       $0.03 (a)     $(0.41)(a)   $(0.38)     $ 0.00       $0.00        $(2.33)
  12/30/97-06/30/98         16.73        0.05           2.29         2.34        0.00        0.00          0.00
 Administrative Class
  08/31/98-12/31/98 +       15.37        0.03 (a)       3.28 (a)     3.31        0.00        0.00         (2.33)
Enhanced Equity Fund
 Institutional Class
  12/31/98 +               $12.64       $0.04 (a)     $ 0.68 (a)   $ 0.72      $(0.06)      $0.00        $(1.61)
  06/30/98                  16.46        0.11 (a)       3.91 (a)     4.02       (0.11)       0.00         (7.73)
  06/30/97                  15.91        1.18           3.10         4.28       (0.10)       0.00         (3.63)
  11/01/95-06/30/96         14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
  10/31/95                  11.99        0.25           2.62         2.87       (0.25)       0.00         (0.17)
  10/31/94                  12.08        0.25          (0.04)        0.21       (0.25)       0.00         (0.05)
  10/31/93                  11.76        0.23           0.74         0.97       (0.23)       0.00         (0.42)
  10/31/92                  10.80        0.16           1.06         1.22       (0.16)       0.00         (0.04)
  02/11/91-10/31/91         10.00        0.16           0.80         0.96       (0.16)       0.00          0.00
 Administrative Class
  12/31/98 +                12.59        0.03 (a)       0.68 (a)     0.71       (0.06)       0.00         (1.61)
  08/21/97-06/30/98         17.53        0.05 (a)       2.85 (a)     2.90       (0.11)       0.00         (7.73)
Tax-Efficient Equity
 Fund
 Administrative Class
  09/30/98-12/31/98 +      $ 8.65       $0.03 (a)     $ 1.85 (a)   $ 1.88      $ 0.00       $0.00        $ 0.00
Structured Emerging
 Markets Fund
 Institutional Class
  12/31/98 +               $10.00       $0.07 (a)     $(0.77)(a)   $(0.70)     $(0.07)      $0.00        $(0.28)
Tax-Efficient Structured
 Emerging Markets Fund
 Institutional Class
  12/31/98 +               $10.00       $0.07 (a)     $(0.61)(a)   $(0.54)     $(0.06)      $0.00        $ 0.00
Balanced Fund (iii)
 Institutional Class
  12/31/98 +               $12.15       $0.21 (a)     $ 0.11 (a)   $ 0.32      $(0.14)      $0.00        $(1.64)
  06/30/98                  11.42        0.35 (a)       1.81 (a)     2.16       (0.34)       0.00         (1.09)
  06/30/97                  11.64        0.89           1.21         2.10       (0.36)       0.00         (1.96)
  11/01/95-06/30/96         11.89        0.27           0.76         1.03       (0.27)       0.00         (1.01)
  10/31/95                  10.35        0.44           1.54         1.98       (0.44)       0.00          0.00
  10/31/94                  10.84        0.34          (0.34)        0.00       (0.34)       0.00         (0.15)
  10/31/93                  10.42        0.35           0.68         1.03       (0.35)       0.00         (0.26)
  06/25/92-10/31/92         10.00        0.12           0.52         0.64       (0.12)       0.00         (0.10)

--------
 +     Unaudited
 *     Annualized
 (a) Per share amounts based on average number of shares outstanding during the period.
 (iii) NFJ and Cadence began serving as Sub-Advisers of the portion of the Balanced Fund allocated for investment in common stocks on August 1, 1996. Prior to August 1, 1996, a different firm served as sub-adviser.

18 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(2.33)     $16.36      (1.07)%     $     77       0.86%*       0.40%*         104%
     0.00           0.00        0.00        0.00       19.07      13.99            851       0.86*        0.55*          192
     0.00           0.00        0.00       (2.33)      16.35      22.91            261       1.02*        0.58*          104
    $0.00         $ 0.00       $0.00      $(1.67)     $11.69       6.39%      $ 37,868       0.71%*       0.70%*          24%
     0.00           0.00        0.00       (7.84)      12.64      32.33         36,584       0.71         0.63            65
     0.00           0.00        0.00       (3.73)      16.46      31.45         44,838       0.74         1.31            91
     0.00           0.00        0.00       (0.54)      15.91      14.21         83,425       0.70*        1.58*           53
     0.00           0.00        0.00       (0.42)      14.44      24.46         73,999       0.70         1.91            21
     0.00           0.00        0.00       (0.30)      11.99       1.83         65,915       0.70         2.20            44
     0.00           0.00        0.00       (0.65)      12.08       8.20         46,724       0.70         1.89            15
     0.00          (0.06)       0.00       (0.26)      11.76      11.46         36,515       0.70         1.81            17
     0.00           0.00        0.00       (0.16)      10.80       9.59          4,451       0.73*        2.14*            0
     0.00           0.00        0.00       (1.67)      11.63       6.30         16,672       0.96*        0.45*           24
     0.00           0.00        0.00       (7.84)      12.59      23.85         10,409       0.95*        0.47*           65
    $0.00         $ 0.00       $0.00      $ 0.00      $10.53      21.79%      $    392       0.87%*       1.23%*           8%
    $0.00         $ 0.00       $0.00      $(0.35)     $ 8.95      (7.04)%     $ 33,058       0.95%*       1.64%*          15%
    $0.00         $ 0.00       $0.00      $(0.06)     $ 9.40      (5.37)%     $ 45,649       0.96%*       1.52%*          19%
    $0.00         $ 0.00       $0.00      $(1.78)     $10.69       3.17%      $ 38,014       0.71%        3.69%*         100%
     0.00           0.00        0.00       (1.43)      12.15      19.91         41,222       0.72         2.91           186
     0.00           0.00        0.00       (2.32)      11.42      20.37         61,518       0.74         3.33           199
     0.00           0.00        0.00       (1.28)      11.64       9.07         82,562       0.70*        3.46*          140
     0.00           0.00        0.00       (0.44)      11.89      19.47         72,638       0.70         3.73            43
     0.00           0.00        0.00       (0.49)      10.35       0.08        130,694       0.70         3.25            47
     0.00           0.00        0.00       (0.61)      10.84      10.06        126,410       0.70         3.10            19
     0.00           0.00        0.00       (0.22)      10.42       6.40         99,198       0.70*        3.36*           39

                                                                   Prospectus 19

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information. For information on other investment policies of the Stock Funds, see "Investment Objectives and Policies--Stock Funds." This information is also relevant to an investment in the Balanced Fund because the Common Stock Segment (as described below) of that Fund is managed in accordance with the investment policies of the Capital Appreciation and Value Funds.

  International Fund seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

  The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country in the world, the Sub-Adviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contacts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Sub-Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in

20 PIMCO Funds: Multi-Manager Series
the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Fund is James Smith of Blairlogie.

  Capital Appreciation Fund seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $1 billion at the time of investment. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Capital Appreciation Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Mid-Cap Growth Fund seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Mid-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Small-Cap Growth Fund seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-
                                                                   Prospectus 21
average gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Small-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Micro-Cap Growth Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Micro-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Core Equity Fund seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the S&P 500 over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Sub-Adviser uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Core Equity Fund is Anthony Rizza of PIMCO Advisors' subsidiary Columbus Circle.

  Mid-Cap Equity Fund seeks long-term growth of capital. The Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Sub-Adviser uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

22 PIMCO Funds: Multi-Manager Series

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Mid-Cap Equity Fund is Amy H. Hogan of PIMCO Advisors' subsidiary Columbus Circle.

  International Growth Fund seeks long-term capital appreciation. The Fund invests in an international portfolio of equity and equity-related securities of companies the principal activities of which are in countries other than the United States. The Fund will normally invest in securities traded in foreign securities markets and in securities of foreign issuers traded on U.S. securities markets. As noted below, except for temporary defensive investments, the Fund will not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, there are no prescribed limits on geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which it invests, although under normal market conditions, the Fund's investments will include securities principally traded in at least three different countries (not including the U.S.). The Fund will not limit its investments to any particular type or size of company. In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of issuers which exhibit growth characteristics in accordance with the Sub-Adviser's Positive Momentum & Positive Surprise investment discipline (see "Management of the Trust--Sub-Advisers--Columbus Circle"). The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued.

  The Fund may invest in developed foreign securities markets and in emerging markets, where markets may not fully reflect the potential of the developing economy. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and shares of companies that are traded in over-the-counter markets or other types of unlisted securities markets.

  The Fund will apply the Sub-Adviser's Positive Momentum & Positive Surprise investment discipline to international markets. Asset allocation decisions ("top down") and individual stock selections ("bottom up") result from identification of positively surprising fundamental trends. Fundamental factors considered and their importance vary by security, but include country factors (e.g., changes in the political environment or funds flows); macroeconomic factors (e.g., GDP growth, inflation and interest rates); global secular trends (e.g., global grain shortages or growth in wireless communications); and industry and company specific factors. Investments are made when the relevant factors are improving (Positive Momentum) faster than expected (Positive Surprise). The relevant factors can be country (top down) or company (bottom
up) specific.

  The Sub-Adviser believes that securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international portfolio, the Fund seeks to reduce the risks associated with investing in the economy of only one country.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on
                                                                   Prospectus 23
futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Sub-Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may temporarily invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts. The Fund will not invest in debt securities which are of less than investment grade quality at the time of purchase (i.e., securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the Sub-Adviser to be of comparable quality).

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Growth Fund is Clifford G. Fox of PIMCO Advisors' subsidiary Columbus Circle.

  Equity Income Fund seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Managers for the Equity Income Fund are Chris Najork and Benjamin Fischer of PIMCO Advisors' subsidiary NFJ.

  Value Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks, although the Fund may reduce its holdings below this number (normally not below 30 stocks) if the Sub-Adviser believes that this would help the Fund to achieve its investment objective. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Portfolio Managers for the Value Fund are Chris Najork, Benjamin Fischer, and Paul A. Magnuson of PIMCO Advisors' subsidiary NFJ.


24 PIMCO Funds: Multi-Manager Series

  Value 25 Fund seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of more than 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental research is performed on the companies determined by such process to be the most undervalued. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Because the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is intended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Value 25 Fund are Chris Najork, Benjamin Fischer, and Cliff Hoover of PIMCO Advisors' subsidiary NFJ.

  Small-Cap Value Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Sub-Adviser divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Small-Cap Value Fund are Chris Najork, Benjamin Fischer, and Paul A. Magnuson of PIMCO Advisors' subsidiary NFJ.

  Renaissance Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks having below-average valuations whose business fundamentals are expected to improve. Valuation is determined based on characteristics such as price to earnings, price to book, and price to cash flow ratios. Stocks are analyzed to identify the key drivers of financial results and catalysts for change which indicate that a company may demonstrate improving fundamentals in the future. Stocks are sold from the Fund's portfolio when the Sub-Adviser believes that their business fundamentals are weakening or when their valuations have become excessive.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Renaissance Fund is John K. Schneider of PIMCO Equity Advisors.

  Growth Fund seeks long-term growth of capital. Income is an incidental consideration. The Fund invests primarily in common stocks of companies with market capitalizations of at least $5 billion at the time of investment. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including
                                                                   Prospectus 25

Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Growth Fund is Kenneth W. Corba of PIMCO Equity Advisors.

  Target Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with market capitalizations of between $1 billion and $10 billion at the time of investment. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Target Fund is Kenneth W. Corba of PIMCO Equity Advisors.

  Opportunity Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with market capitalizations of less than $2 billion at the time of investment. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Opportunity Fund is Michael F. Gaffney of PIMCO Equity Advisors.

  Innovation Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and

26 PIMCO Funds: Multi-Manager Series
enter into forward foreign currency contracts. The Portfolio Manager for the Innovation Fund is Dennis P. McKechnie of PIMCO Equity Advisors.

  Enhanced Equity Fund seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the S&P 500. The Sub-Adviser uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common stocks that are represented in the S&P 500. The Fund may invest in common stocks of foreign issuers if included in the S&P 500. The Fund attempts to provide risk-controlled exposure to the S&P 500 while adding value through security selection. The Fund is designed to have no greater volatility than the S&P 500. Stocks in the S&P 500 are ranked by their exposure to growth and value factors and combined to create a sector-neutral portfolio which exhibits above average return potential relative to the S&P 500. Approximately 150 positions are owned by the Fund. Stocks with rising earnings expectations, reasonable valuation of those earnings and positive investor sentiment are more heavily weighted. The fundamental inputs used in the stock selection process include company revenues and cash flow, stock price, reported and estimated earnings, analyst ratings and earnings estimates revisions. A computer optimization model is used to achieve diversification and risk control relative to the S&P 500. Frequent and modest rebalancing assures these exposures are maintained through time. The Trustees reserve the right to change, without shareholder approval, the index whose total return the Fund will attempt to equal or exceed, although it is not anticipated that such a change would be made in the ordinary course of the Fund's operations. The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. The Portfolio Managers for the Enhanced Equity Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.

  Tax-Efficient Equity Fund seeks maximum after-tax growth of capital. The Fund attempts to provide a total return which exceeds the return of the S&P 500. In addition, the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described under "Tax-Efficient Structured Emerging Markets Fund--Tax-Efficient Management Strategies" below. Notwithstanding these strategies, the Fund may have taxable investment income and may realize taxable gains from time to time.

  The Fund invests primarily in a broadly diversified portfolio of at least 200 common stocks. Normally, at least 95% of the Fund's assets will be invested in stocks represented in the S&P 500 and the Fund's portfolio is designed to have certain characteristics that are similar to those of the index. These characteristics include such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity, and market price-to-book value ratio. However, the Sub-Adviser attempts to construct a portfolio that produces a higher total return than the S&P 500 by using the quantitative security selection techniques described below. Of course, there can be no assurance that the Fund's investment performance will equal or exceed that of the S&P 500.

  In selecting specific securities, the Sub-Adviser uses a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Sub-Adviser's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities indexes and may also invest in stock index futures contracts and options thereon. The Portfolio Managers for the Tax-Efficient Equity Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.
                                                                   Prospectus 27

  Structured Emerging Markets Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Sub-Adviser will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the International Finance Corporation Investable Composite Index (the "IFC Investable Index"). However, the Sub-Adviser has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Sub-Adviser will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and long-term profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Sub-Adviser will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Sub-Adviser, consistent with the principles of broad country and company diversification of the Fund's investments.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina            Greece              Mexico              Slovenia
  Botswana             Hungary             Morocco             South Africa
  Brazil               India               Pakistan            South Korea
  Chile                Indonesia           Peru                Taiwan
  China                Israel              Philippines         Thailand
  Colombia             Kenya               Poland              Turkey
  Czech Republic       Latvia              Portugal            Venezuela
  Egypt                Lithuania           Romania             Zimbabwe
  Estonia              Mauritius           Russia
  Ghana                Malaysia            Slovak Republic

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the IFC Investable Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon,

28 PIMCO Funds: Multi-Manager Series
currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions. The Fund may also invest up to 5% of its assets in debt securities of issuers located in emerging market countries, including corporate debt securities and obligations issued or guaranteed by a foreign government or its agencies, authorities, or instrumentalities.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Managers for the Structured Emerging Markets Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.

  Tax-Efficient Structured Emerging Markets Fund has the same investment objective and policies as the Structured Emerging Markets Fund, except that the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described under "Tax-Efficient Management Strategies" below. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risk of Securities and Investment Techniques--Foreign Securities." The Portfolio Managers for the Tax-Efficient Structured Emerging Markets Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.

  Tax-Efficient Management Strategies The Sub-Adviser for the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds utilizes a range of active tax management techniques to minimize taxable distributions for these Funds, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. The Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months). The Funds intend to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a long-term tax rate, generally taxed at a maximum tax rate of 20% in the hands of a shareholder who is an individual. Net short-term capital gains, when distributed, will be taxed as ordinary income, generally subject to graduated tax rates of up to 39.6% for shareholders who are individuals. When these Funds decide to sell a particular appreciated security, they will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Funds may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

  To protect against price declines in securities holdings with large accumulated capital gains, the Tax-Efficient Equity and Tax-Efficient
Structured Emerging Markets Funds may, to the extent permitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these
                                                                   Prospectus 29
techniques rather than selling such securities, the Funds can reduce their exposure to price declines in the securities without realizing substantial capital gains. In limited circumstances, the Funds may follow the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Funds can reduce their position in such securities without realizing capital gains. During periods of net withdrawals by investors, using distributions of securities could enable the Funds to avoid the forced sale of securities to raise cash for meeting redemptions.

  It is expected that by employing the various tax-efficient management strategies described above, the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Funds may nevertheless realize gains and shareholders will incur tax liability from time to time.

  Balanced Fund seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Sub-Advisers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by Cadence and NFJ. The portion of the Common Stock Segment allocated to Cadence will be managed in accordance with the investment policies of, and by the same Portfolio Managers as, the Capital Appreciation Fund; the portion allocated to NFJ will be managed in accordance with the investment policies of, and by the same Portfolio Managers as, the Value Fund. Allocations of the Common Stock Segment to Cadence and NFJ will vary from time to time as determined by the Adviser.

  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income securities (the "Fixed Income Securities Segment") will be managed by William H. Gross of PIMCO Advisors' affiliate Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements;

30 PIMCO Funds: Multi-Manager Series
obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

  The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon, or maturity) that Pacific Investment Management believes to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Management to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  Each Sub-Adviser generally invests a portion of its allocation in liquid securities to facilitate redemptions. In addition, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the investment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Portfolio Transactions."

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

  Duration Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, based on Pacific Investment Management's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average
                                                                   Prospectus 31
life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by Pacific Investment Management for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

Stock Funds

  The Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Value 25, Small-Cap Value, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times, except that the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 5% of their respective net assets in debt securities of emerging market issuers. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stock, and warrants, subject to certain limitations.

  The International, Renaissance, Growth, Target, Opportunity, and Innovation Funds will each invest primarily (normally at least 65% of its assets) in common stocks, and may also invest in other equity securities, including preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. The International Growth Fund will invest primarily in equity and equity-related securities. Each of these Funds may invest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

  One or more of the Stock Funds may temporarily not be invested primarily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities, and other money market instruments. Any of the Stock Funds may temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Sub-Adviser's ability to prudently invest new monies.

  The Stock Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. All of the Stock Funds may invest in American Depository Receipts ("ADRs"). In addition, the International, Core Equity, Mid-Cap Equity, International Growth, Renaissance, Growth, Target, Opportunity, Innovation, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Stock Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these and other investment

32 PIMCO Funds: Multi-Manager Series
practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies of the International, International Growth, Renaissance, Growth, Target, Opportunity, and Innovation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. The investment objective of each of these Funds and the Value 25, Tax-Efficient Equity, and Tax-Efficient Structured Emerging Markets Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval. Under the following fundamental restrictions, none of the International, International Growth, Renaissance, Growth, Target, Opportunity, and Innovation Funds may:

  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

  (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

  (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

  (5) Acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates in the aggregate.

  (6) Concentrate more than 25% of the value of its total assets in any one industry; except that the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

  The investment restrictions set forth below are fundamental policies of each of the Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Micro-Cap
Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Value 25, Small-Cap Value, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception
                                                                   Prospectus 33
of the Value 25, Tax-Efficient Equity, and Tax-Efficient Stuctured Emerging Markets Funds) is also fundamental and may not be changed without such shareholder approval. Under the following fundamental restrictions, none of the above-referenced Funds may:

  (1) Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

  (2) With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  (3) With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  (4) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.

  (5) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

  (6) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

  (7) Borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets).

  (8) Issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.


34 PIMCO Funds: Multi-Manager Series

  (9) Lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust.

  (10) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Unless otherwise noted, the remaining restrictions and policies of each Fund relating to the investment of its assets and activities are non-fundamental and may be changed without shareholder approval. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

Small and Medium Capitalization Stocks

  Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Under normal market conditions, the Opportunity Fund will invest primarily in companies with market capitalizations of less than $2 billion,

                                                                   Prospectus 35
the Small-Cap Growth and Small-Cap Value Funds will invest primarily in companies with market capitalizations of between $50 million and $1 billion, and the Micro-Cap Growth Fund will invest primarily in companies with market capitalizations of less than $100 million. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Repurchase Agreements

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to

36 PIMCO Funds: Multi-Manager Series
any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

Loans of Portfolio Securities

  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:

  (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

  (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;

  (iii) the Fund will receive any interest or dividends paid on the loaned securities; and

  (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.

  Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

Foreign Securities

  The International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Core Equity, Mid-Cap Equity, Renaissance, Growth, Target, Opportunity, and Innovation Funds may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). The Renaissance, Growth, Target, Opportunity, and Innovation Funds may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  All of the Funds may invest in ADRs. In addition, the International, Core Equity, Mid-Cap Equity, International Growth, Renaissance, Growth, Target, Opportunity, Innovation, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest in EDRs and GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.
                                                                   Prospectus 37

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

  Certain of the Funds and, in particular, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of

38 PIMCO Funds: Multi-Manager Series
material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

  Special Risks of Investing in Russian and Other Eastern European Securities The International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars. Please refer to "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information for a more complete description of these and other risks associated with investments in securities of Russian and other Eastern European issuers.

Foreign Currency Transactions

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds. For a more complete discussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional Information.

  The International, Core Equity, Mid-Cap Equity, International Growth, Renaissance, Growth, Target, Opportunity, Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign
                                                                   Prospectus 39
currency futures. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that they do so, the International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Sub-Adviser. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

High Yield Securities ("Junk Bonds")

  The Renaissance, Growth, and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Sub-Adviser to be of comparable quality. In addition, the Renaissance Fund may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Sub-Adviser to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Renaissance and Growth Funds reserves the right to do so at any time, as of the date of this Prospectus, neither Fund invests nor has the present intention to invest more than 5% of its assets in high yield securities or junk bonds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in

40 PIMCO Funds: Multi-Manager Series
higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

  For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Information. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

Derivative Instruments

  To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the International, Core Equity, Mid-Cap Equity, International Growth, Renaissance, Growth, Target, Opportunity, Innovation, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may engage in the purchase and writing of call and put options on securities and enter into futures contracts and options thereon; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes and enter into securities index futures contracts and options thereon. The Funds that may invest in foreign currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds also may enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may (but are not required to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies. Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mortgage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies
                                                                   Prospectus 41
involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

  Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  For each of the International, International Growth, Renaissance, Growth, Target, Opportunity, and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

  The International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.


42 PIMCO Funds: Multi-Manager Series

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Tax-Efficient Equity, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

                                                                   Prospectus 43

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  Index Futures The International, Core Equity, Mid-Cap Equity, International Growth, Renaissance, Growth, Target, Opportunity, Innovation, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

  Each of the International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

  A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

  Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours

44 PIMCO Funds: Multi-Manager Series
for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

  The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund may use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, may enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

Short Sales

  Each Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

  Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

Mortgage-Related and Other Asset-Backed Securities

  All Funds that may purchase debt securities for investment purposes (and in particular the Balanced Fund) may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return
                                                                   Prospectus 45
upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline;
however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.


46 PIMCO Funds: Multi-Manager Series

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

Convertible Securities

  Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed income securities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

  A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Investment in Investment Companies

  The International and International Growth Funds may each invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

Credit and Market Risk of Fixed Income Securities

  All fixed income securities are subject to market risk and credit risk.
Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of a Fund's investments in fixed income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a
                                                                   Prospectus 47

Fund's fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Money Market Instruments

  Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser;

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

Illiquid Securities

  Each Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).


48 PIMCO Funds: Multi-Manager Series

Year 2000 Readiness Disclosure

  Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

"Fundamental" Policies

  The investment objective of each of the International, International Growth, Value 25, Renaissance, Growth, Target, Opportunity, Innovation, Tax-Efficient Equity, and Tax-Efficient Structured Emerging Markets Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser

  PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of March 31, 1999 were approximately $248.7 billion.

  The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

  PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has six subsidiary investment adviser

                                                                   Prospectus 49
partnerships, the following five of which manage one or more of the Funds:
Cadence, Columbus Circle, NFJ, Pacific Investment Management, and Parametric.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by PIMCO Advisors, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.

Sub-Advisers

  Pursuant to portfolio management agreements, PIMCO Advisors employs separate firms to serve as Sub-Advisers for the Funds, except that the PIMCO Equity Advisors division of PIMCO Advisors (also referred to as a "Sub-Adviser") manages the Renaissance, Growth, Target, Opportunity, and Innovation Funds. Each such firm is an affiliate of PIMCO Advisors except for Blairlogie, which serves as Sub-Adviser for the International Fund. Blairlogie is a former affiliate of PIMCO Advisors. See "Blairlogie" below. PIMCO Advisors (and not the Funds or the Trust) compensates the Sub-Advisers it retains from its advisory fee. Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Sub-Adviser for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments. If a separate firm ceases to serve as Sub-Adviser for a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

  Blairlogie manages the International Fund. Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Blairlogie is an indirect majority-owned subsidiary of the Alleghany Corporation. Accounts managed by Blairlogie had combined assets as of March 31, 1999 of approximately $900 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Fund. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  On April 30, 1999, PIMCO Advisors sold all of its ownership interest in Blairlogie to subsidiaries of the Alleghany Corporation (the "Blairlogie Transaction"). In connection with the Blairlogie Transaction, the PIMCO Emerging Markets and International Developed Funds, formerly series of the Trust, transferred all of their assets and liabilities to newly formed series of Alleghany Funds to be managed by Blairlogie. PIMCO Advisors retained Blairlogie as the Sub-Adviser of the International Fund subsequent to the Blairlogie Transaction pursuant to a new portfolio management agreement between PIMCO Advisors and Blairlogie.

50 PIMCO Funds: Multi-Manager Series

  Cadence manages the Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, and Small-Cap Growth Funds, as well as a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of March 31, 1999 of approximately $7.0 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 25 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence (or its predecessor) since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 13 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has 10 years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 21 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

  Columbus Circle manages the Core Equity, Mid-Cap Equity, and International Growth Funds (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. The predecessors of Columbus Circle, including the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of March 31, 1999 of approximately $5.1 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price. And, conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

  Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clifford G. Fox is primarily responsible for the day-to-day management of the International Growth Fund. Mr. Fox, a Managing Director of Columbus Circle, has 17 years of investment management experience. He received his bachelor's degree from the
                                                                   Prospectus 51

University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst. Anthony Rizza is primarily responsible for the day-to-day management of the Core Equity Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 12 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Amy H. Hogan is primarily responsible for the day-to-day management of the Mid-Cap Equity Fund. Ms. Hogan, a Managing Director of Columbus Circle, has 13 years of investment management experience. She received her bachelor's degree and MBA from the University of Wisconsin, and she is a Chartered Financial Analyst.

  NFJ manages the Equity Income, Value, Value 25, and Small-Cap Value Funds, as well as a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of March 31, 1999 of approximately $2.3 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork and Benjamin Fischer are responsible for the day-to-day management of the Equity Income Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 30 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 32 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul
A. Magnuson are primarily responsible for the day-to-day management of the Value Fund and the Small-Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 13 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln. Messrs. Najork, Fischer, and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Mr. Hoover is a principal at NFJ and has 24 years' experience in portfolio management and banking. He received his bachelor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

  Pacific Investment Management manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $165.1 billion of assets under management as of March 31, 1999. Pacific Investment Management's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Management or its predecessor for more than 28 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.


52 PIMCO Funds: Multi-Manager Series

  PIMCO Equity Advisors manages the Renaissance, Growth, Target, Opportunity, and Innovation Funds. PIMCO Equity Advisors is a division of PIMCO Advisors and provides investment management and advisory services primarily to equity-oriented mutual funds and other institutional clients. PIMCO Equity Advisors' address is 33 Maiden Lane, New York, NY 10038. Additional information about PIMCO Equity Advisors and PIMCO Advisors is provided above under "Investment Adviser." Prior to March 5, 1999, Columbus Circle served as Sub-Adviser for the Growth, Target, Opportunity, and Innovation Funds, and it served as Sub-Adviser for the Renaissance Fund until May 7, 1999.

  PIMCO Equity Advisors specializes in fundamental research that identifies characteristics of wealth creating businesses. The primary investment style is quality growth within various market capitalization ranges--small-cap, mid-cap, and large-cap. PIMCO Equity Advisors seeks to identify quality growth companies using proprietary research and the execution of a disciplined investment process.

  John K. Schneider has primary responsibility for the day-to-day portfolio management of the Renaissance Fund. Mr. Schneider previously served as a partner and Portfolio Manager of Schneider Capital Management. He has 13 years' investment management experience. He graduated from Lehigh University and is a Chartered Financial Analyst. Kenneth W. Corba, a Managing Director and Chief Investment Officer of PIMCO Equity Advisors, is primarily responsible for the day-to-day portfolio management of the Growth and Target Funds. Mr. Corba has 14 years' investment management experience. Mr. Corba was most recently Chief Investment Officer of Eagle Asset Management, and prior to that he was a principal and a Senior Vice President at Stein Roe and Farnham Inc. Mr. Corba received his bachelor's degree and MBA from the University of Michigan. He is a Chartered Financial Analyst. Michael F. Gaffney, a Managing Director of PIMCO Equity Advisors, is primarily responsible for the day-to-day portfolio management of the Opportunity Fund. He has 11 years' investment management experience. Mr. Gaffney previously served as a Senior Vice President of Alliance Capital Management L.P. He received his bachelor's degree from St. John's University and his MBA from New York University. Dennis P. McKechnie, a Portfolio Manager at PIMCO Equity Advisors, has primary responsibility for the day-to-day portfolio management of the Innovation Fund. He previously shared responsibility for the Fund as a Portfolio Manager at Columbus Circle. Mr. McKechnie has 8 years' investment management experience. He received his bachelor's degree from Purdue University and his MBA from Columbia University. He is a Chartered Financial Analyst.

  Parametric manages the Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of March 31, 1999 of approximately $3.5 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  David Stein, Tom Seto, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group,

                                                                   Prospectus 53
and Director of Quantitative Portfolio Management and Research at IBM. Mr. Seto is a Vice President of Parametric and has 7 years of experience in managing structured equity portfolios. Prior to joining Parametric, he served as the Head of U.S. Equity Index Investments at Barclays Global Investors. Mr. Seto graduated from the University of Washington with a bachelor's degree in Electrical Engineering, and from the University of Chicago with an MBA in Finance. Mr. Quisenberry, a Vice President of Parametric, has 9 years' experience as a Portfolio Manager and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management.
Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading adviser does not involve supervision by the CFTC over commodities trading. The portfolio management agreements are not exclusive, and Blairlogie, Cadence, Columbus Circle, NFJ, Parametric, and Pacific Investment Management may provide, and currently are providing, investment management services to other clients, including other investment companies.

Fund Administrator

  PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Institutional Class and Administrative Class shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service and/or distribution fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), subject to review and approval by the Trustees.


54 PIMCO Funds: Multi-Manager Series

Advisory and Administrative Fees

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                       Advisory
   Fund                                                                Fee Rate
   ----                                                                --------
   Capital Appreciation, Mid-Cap Growth, Equity Income, Value,
    Enhanced Equity, Tax-Efficient Equity,
    Structured Emerging Markets, Tax-Efficient Structured Emerging
    Markets, and Balanced Funds.......................................    .45%
   Growth and Value 25 Funds..........................................    .50%
   Target and International Funds.....................................    .55%
   Core Equity Fund...................................................    .57%
   Small-Cap Value and Renaissance Funds..............................    .60%
   Mid-Cap Equity Fund................................................    .63%
   Opportunity and Innovation Funds...................................    .65%
   International Growth Fund..........................................    .85%
   Small-Cap Growth Fund..............................................   1.00%
   Micro-Cap Growth Fund..............................................   1.25%

  For providing or procuring administrative services for the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares as follows:

                                                                 Administrative
   Fund                                                             Fee Rate
   ----                                                          --------------
   International, International Growth, Structured Emerging
    Markets, and Tax-Efficient Structured Emerging Markets
    Funds.......................................................      .50%
   All Other Funds..............................................      .25%

  The investment advisory, administration, and sub-administration agreements for the Funds may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the International, Renaissance, Growth, Target, Opportunity, and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and the Sub-Advisers listed below, PIMCO Advisors (and not the Funds or the Trust) pays each Sub-Adviser a fee based on a percentage of the average daily net assets of the noted Funds as follows: Blairlogie--.40% for the International Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund; Columbus Circle--.47% for the Core Equity Fund,
 .53% for the Mid-Cap Equity Fund, and .75% for the International Growth Fund; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ,
 .40% for the Value 25 Fund, and .50% for the Small-Cap Value Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Parametric--.35% for the Enhanced Equity Fund, .35% for the Tax-Efficient Equity Fund, .35% for the Structured Emerging Markets Fund, and
 .35% for the Tax-Efficient Structured Emerging Markets Fund. PIMCO Advisors does not retain a separate firm to serve as Sub-Adviser for the Renaissance, Growth, Target, Opportunity, and Innovation Funds and retains all of the advisory fees it earns from those Funds.
                                                                   Prospectus 55

Service and Distribution Fees

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund except for the Capital Appreciation and Small-Cap Growth Funds, for which the Trust has adopted only an Administrative Services Plan. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution
Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. Total reimbursements under the Plans may be paid in an amount up to .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Distributor

  Shares of the Trust are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly-owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                               PURCHASE OF SHARES

  With certain exceptions, each Fund may offer its shares in up to six classes:
Institutional Class, Administrative Class, Class A, Class B, Class C, and Class
D. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. For information regarding Class A, Class B, Class C, and Class D shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals

56 PIMCO Funds: Multi-Manager Series

(Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Except as described below under "Fund Reimbursement Fees," shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge or other fee. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. The minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of the affiliated Sub-Advisers, their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

  The investment minimums discussed in this section and the limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

Initial Investment

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to National Financial Data Services (the "Transfer Agent"), 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a day the

                                                                   Prospectus 57

Trust is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

Additional Investments

  Additional investments may be made at any time at the relevant net asset value for the particular class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

Fund Reimbursement Fees

  Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor, or the Sub-Adviser. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions of shares acquired by such reinvestments are subject to Fund Reimbursement Fees.

  The purpose of Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments), and lower levels of liquidity in foreign and underdeveloped markets.

  On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders were divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable

58 PIMCO Funds: Multi-Manager Series
entities ("Non-Taxable Participants"; together with the Taxable Participants, the "Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust were transferred to the Tax-Efficient Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust were transferred to the Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. The Participants' interests in the EM Trust were then terminated and Institutional Class shares of the Tax-Efficient Structured Emerging Markets Fund were distributed to the Taxable Participants and Institutional Class shares of the Structured Emerging Markets Fund were distributed to the Non-Taxable Participants, in each case in proportion to each Participant's interest in the EM Trust. After the completion of the Transaction, the portfolio securities which were owned by the EM Trust became portfolio securities of the Funds (allocated to the Funds on a substantially pro-rata basis), to be held or sold as Parametric deems appropriate.

  Portfolio securities transferred to the Funds pursuant to the Transaction will have the same tax basis as they had when held by the EM Trust. Such securities have "built-in" capital gains if their market value at the time of the Transaction was greater than their tax basis (other securities may have "built-in" capital losses for tax purposes if their market value at the time of the Transaction was less than their tax basis). Built-in capital gains realized upon the disposition of these securities will be distributed to all Fund shareholders who are shareholders of record on the record date for the distribution, even if such shareholders were not Participants in the EM Trust prior to the Transaction. This means that investors purchasing Fund shares after the date of this Prospectus may be required to pay taxes on distributions that economically represent a return of a portion of the amount invested. For further information, see "Dividends, Distributions and Taxes" below and "Taxation--Distributions" in the Statement of Additional Information.

  In connection with the Transaction, the Participants in the EM Trust will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such Participant through June 30, 1998. Such Participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

Other Purchase Information

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their
                                                                   Prospectus 59
state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Investment Limitations

  Shares of the Small-Cap Growth and Micro-Cap Growth Funds are normally not available for purchase by new investors, although purchase orders may be accepted in certain circumstances. Existing shareholders may continue to invest in these Funds. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees.

Retirement Plans

  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                              REDEMPTION OF SHARES

Redemptions by Mail

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-760-4456, or by other means

60 PIMCO Funds: Multi-Manager Series
of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Unless eligible for a waiver, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the net asset value of the shares redeemed. See "Purchase of Shares--Fund Reimbursement Fees."

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the

                                                                   Prospectus 61
bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

  Shares of a Fund may be exchanged for shares of the same class of any other Fund or other series of the Trust based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at 1-800-927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

  Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of any PIMCO Fund for the same class of shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange their shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other PIMCO Fund will be subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds redeemed in connection with the exchange. See "Purchase of Shares--Fund Reimbursement Fees."

62 PIMCO Funds: Multi-Manager Series

  Exchanges may be made only with respect to Funds or other eligible series that are registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose additional restrictions on exchanges at any time.

                            PORTFOLIO TRANSACTIONS

  The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.

  A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly
                                                                   Prospectus 63
greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). See "Dividends, Distributions and Taxes." Portfolio turnover rates for each Fund for which financial highlights for at least the past two fiscal years are provided in this Prospectus are set forth under "Financial Highlights." Portfolio turnover rates for the remaining Funds with at least two fiscal years of operations were as follows for the fiscal years ended June 30, 1998 and 1997, respectively; International--60% and 59%; Renaissance--192% and 131%; Growth--123% and 94%; Target-- 226% and 145%; Opportunity--86% and 69%; and Innovation--100% and 80%. The annual portfolio turnover rate for each of the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds is expected to be less than 40%. The annual portfolio turnover rate for each of the Structured Emerging Markets and International Growth Funds is expected to be less than 100% and for the Value 25 Fund is expected to be less than 150%. In connection with the change in Sub-Advisers of the Renaissance, Growth, Target, Opportunity, and Innovation Funds, these Funds may experience increased turnover due to the differences, if any, between the portfolio management strategies of Columbus Circle and PIMCO Equity Advisors. See "Management of the Trust--Sub-Advisers."

                                NET ASSET VALUE

  The net asset values of Institutional and Administrative Class shares of each Fund will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.

  Portfolio securities and other assets for which market quotations are readily available are stated at market value. Fixed income securities are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during

64 PIMCO Funds: Multi-Manager Series
such period, then these securities may be valued at fair value as determined by the Adviser or a Sub-Adviser and approved in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Equity Income, Value, Renaissance, and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, if any, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. While the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds seek to minimize taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate for shareholders who are individuals) except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may
                                                                   Prospectus 65
be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securities (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

  As discussed above under "Characteristics and Risks of Securities and Investment Techniques--Investment in Investment Companies," each Fund may invest in the securities of other investment companies. Investments in other investment companies may increase the amount of taxes payable by shareholders of the Funds. For more information on the tax consequences of such investments, see "Taxation" in the Statement of Additional Information.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

66 PIMCO Funds: Multi-Manager Series

                               OTHER INFORMATION

Capitalization

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-six portfolios that are operational, twenty-two of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Multiple Classes of Shares

  In addition to Institutional Class shares and Administrative Class shares, certain Funds also offer up to four additional classes of shares, Class A, Class B, Class C, and Class D, through separate prospectuses. This Prospectus relates only to Institutional Class and Administrative Class shares of the Funds. The other classes of the Funds have different sales charges and expense levels, which will affect performance accordingly. To obtain more information about the other classes of shares, please call the Distributor at 1-800-426-0107 (for Class A, Class B, and Class C) or 1-888-87-PIMCO (for Class D).

  Institutional Class and Administrative Class shares of each Fund represent interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder servicing of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

Voting

  Each class of shares of each Fund has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders
                                                                   Prospectus 67
of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Distribution Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of March 10, 1999, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated
Funds: Pacific Life Foundation (Newport Beach, California) and California Race Track Association (LaVerne, California) with respect to the Core Equity Fund; Pacific Mutual Life Insurance Company (Newport Beach, California) with respect to the Mid-Cap Equity Fund; Pacific Asset Management LLC (Newport Beach, California) with respect to the International Growth Fund; and Pacific Mutual Life Insurance Company Employee's Retirement Plan Trust (Newport Beach, California) with respect to the Enhanced Equity Fund. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or the Trust).

Performance Information

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Fund's Administrative Class shares will be lower than that of the Fund's Institutional Class shares.

  The total return of Institutional Class and Administrative Class shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. For periods prior to the initial offering date of Institutional Class or Administrative Class shares, total return presentations for a class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect that there are no sales charges associated with Institutional Class or Administrative Class shares. The older class to be used in each case is set forth in the Statement of Additional Information. For these purposes, the performance of the older class will also be restated to reflect any different operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in Institutional Class or Administrative Class performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the

68 PIMCO Funds: Multi-Manager Series
newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

  Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  The Adviser and each Sub-Adviser may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser, or the Sub-Advisers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling 1-800-927-4648 (Current Shareholders), or 1-800-800-0952 (New Accounts).
                                                                   Prospectus 69

           --------------------------------------------------------------------
PIMCO Funds:
           INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
           PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Series     92660
           --------------------------------------------------------------------
           CUSTODIAN
           Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
           MO 64105
           --------------------------------------------------------------------
           TRANSFER AGENT
           National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, MO \\64105\\
           --------------------------------------------------------------------
           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
           --------------------------------------------------------------------
           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
           --------------------------------------------------------------------

For More Information

The following documents are available that offer further information on the Funds of PIMCO Funds: Multi-Manager Series.

Annual/Semi-Annual Reports to Shareholders The Trust's annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year or other period.


Statement of Additional Information (SAI) The SAI contains additional information about the Funds. A current SAI has been filed with the Securities and Exchange Commission, and is incorporated into this prospectus by reference.

To request a free copy of these documents or to make inquiries about the Funds, please write or call:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

Telephone:
1-800-927-4648
1-800-987-4626  (PIMCO Infolink Audio Response Network)

Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available on the Commission's Internet site at www.sec.gov, and copies of that information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

SEC File Number: 811-6161

P I M C O
---------
    FUNDS

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660